EXHIBIT 99.2

CUSTODIAN AGREEMENT

BETWEEN

ALLY FINANCIAL INC.,

CUSTODIAN

AND

ALLY AUTO ASSETS LLC,

DEPOSITOR

DATED AS OF JANUARY 18, 2012

This CUSTODIAN AGREEMENT, dated as of January 18, 2012, is made between ALLY FINANCIAL INC., a Delaware corporation, as custodian (“Ally Financial” or the “Custodian”), and ALLY AUTO ASSETS LLC, a Delaware limited liability company, as depositor (the “Depositor”).

WHEREAS, simultaneously herewith Ally Bank, a Utah chartered bank, as seller (the “Seller”), and the Depositor are entering into a Pooling Agreement, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Pooling Agreement”), pursuant to which the Seller shall sell, transfer and assign, as of the Closing Date, to the Depositor without recourse all of its right, title and interest in and to the Receivables;

WHEREAS, in connection with such sale, transfer and assignment, the Servicing Agreement provides that the Depositor shall simultaneously enter into a custodian agreement pursuant to which the Depositor shall revocably appoint the Custodian as custodian of the Receivable Files pertaining to the Receivables;

WHEREAS, the Pooling Agreement contemplates that the Depositor may enter into the Further Transfer Agreements with the Issuing Entity, pursuant to which the Depositor shall sell, transfer and assign, as of the Closing Date, with respect to the Receivables, to the Issuing Entity without recourse all of the Depositor’s right, title and interest in and to the Receivables and under the aforementioned custodian agreement;

WHEREAS, in connection with any such sale, transfer and assignment, the Depositor desires for the Custodian to act as custodian of the Receivables for the benefit of the Issuing Entity; and

WHEREAS, after the execution of the Indenture, the Custodian will act on behalf of the Indenture Trustee in connection with its duties as custodian of the Receivables.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in Part I of Appendix A to the Servicing Agreement among the Issuing Entity, the Servicer and the Depositor, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Servicing Agreement”) or in the text of the Servicing Agreement. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Custodian Agreement. All references herein to Sections and subsections are to sections and subsections of this Custodian Agreement unless otherwise specified.

2. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Depositor hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Depositor as Custodian to maintain custody of the Receivable Files pertaining to the Receivables. The Custodian hereby acknowledges that the Depositor may sell, transfer and assign all of its right, title and interest under this Custodian Agreement to the Issuing Entity pursuant to the Further Transfer Agreements. The Custodian hereby agrees, in connection with any such sale, transfer and assignment, to act as Custodian for the benefit of the Issuing Entity with respect to those Receivables of which from time to time the Issuing Entity is the Owner. The Custodian acknowledges that the Issuing Entity has pledged the Receivables to the Indenture Trustee under the Indenture and agrees to hold the Receivables on behalf of the Issuing Entity and the Indenture Trustee for the benefit of the Secured Parties. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to files relating to comparable motor vehicle related property that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.

3. Maintenance at Office. The Custodian agrees to maintain each Receivable File at one of its branch offices as identified in the list of branch offices attached hereto as Exhibit A or with third party vendors as shall be deemed appropriate by the Custodian.

4. Duties of Custodian.

(a) Safekeeping. The Custodian shall hold each Receivable File described herein on behalf of the Owner of the related Receivable for the use and benefit of the Owner and, if applicable, Interested Parties and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File described herein as shall enable the Depositor and the Issuing Entity to comply with their respective obligations under the Trust Sale Agreement and the other Basic Documents. Each Receivable shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Servicing Agreement and, if applicable, the other Basic Documents. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuing Entity, the Servicer and the Custodian to verify the accuracy of the Custodian’s inventory and record keeping. The Custodian shall promptly report to the Owner of a Receivable any failure on its part to hold the related Receivable File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b) Access to Records. Subject only to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Owner of a Receivable or its duly authorized representatives, attorneys or auditors to inspect the related Receivable File described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Owner may reasonably request.

(c) Release of Documents. The Custodian shall release any Receivable (and its related Receivable File) to the Depositor, the Servicer or the Issuing Entity, as appropriate, under the circumstances provided in the Pooling Agreement, the Trust Sale Agreement, the Servicing Agreement and the other Basic Documents.

(d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivable Files as described herein. In addition, the Custodian shall assist the Issuing Entity and the Servicer generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files described herein.

(e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer’s performance of its duties under the Servicing Agreement.

(f) Regulation AB Compliance. If at any time the Custodian is not also serving as Servicer under the Servicing Agreement, the Custodian shall:

(i) deliver to the Servicer on or before March 10 of each year, beginning March 10, 2013 (or, if such date is not a Business Day, the next succeeding Business Day), a report, dated as of December 31 of the preceding calendar year, of its assessment of compliance with the Servicing Criteria applicable to it with respect to such calendar year (or, in the case of the first year, since no later than the Closing Date), including disclosure of any material instance of non-compliance identified by the Custodian, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act, and

(ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Servicer on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning March 15, 2013, an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with Servicing Criteria with respect to the prior calendar year (or, in the case of the first year, since no later than the Closing Date).

(iii) The reports under this Section 4(f) shall be delivered on or before April 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each calendar year if the Issuing Entity is not required to file periodic reports under the Exchange Act or any other law, beginning April 15, 2014.

5. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuing Entity with respect to the Receivable Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuing Entity (or, as appropriate, a trustee or other Authorized Officer on behalf of the Issuing Entity) may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

6. Indemnification by the Custodian. The Custodian agrees to indemnify the Depositor, the Issuing Entity and each trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Depositor, the Issuing Entity or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files described herein; provided, however, that the Custodian shall not be liable to the Depositor, the Issuing Entity or any such trustee, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Depositor, the Issuing Entity or any such trustee, respectively.

7. Advice of Counsel. The Custodian, the Depositor and, upon execution of the Basic Documents, the Issuing Entity further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

8. Limitation on Liability of the Custodian and Others.

(a) Neither the Custodian nor any of the directors or officers or employees or agents of the Custodian shall be under any liability to the Issuing Entity, the Noteholders or the Certificateholders, except as specifically provided in this Custodian Agreement, for any action taken or for refraining from the taking of any action pursuant to this Custodian Agreement or for errors in judgment; provided, however, that this provision shall not protect the Custodian or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of a reckless disregard of its obligations and duties herein.

(b) Except as provided in this Custodian Agreement, the Custodian shall not be under any obligation to appear in, prosecute or defend any proceeding that is not incidental to its duties to act as custodian for the Receivables and the other Purchased Property in accordance with this Custodian Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Custodian may undertake any reasonable action that it may deem necessary or desirable in respect of this Custodian Agreement and the rights and duties of the parties to this Custodian Agreement and the interests of the Noteholders and Certificateholders in the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Custodian shall be entitled to be reimbursed therefor.

9. Effective Period, Termination and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Custodian Agreement may be terminated by either party by written notice to the other party, such termination to take effect no sooner than sixty (60) days after the date of such notice. Notwithstanding the foregoing, if Ally Financial resigns as Servicer under the Basic Documents or if all of the rights and obligations of the Servicer have been terminated under the Servicing Agreement, this Custodian Agreement may be terminated by the Issuing Entity or by any Persons to whom the Issuing

Entity has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivable Files described herein to the Issuing Entity or the Issuing Entity’s agent at such place or places as the Issuing Entity may reasonably designate.

10. Governing Law. THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS CUSTODIAN AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11. Notices. All demands, notices and communications upon or to the Custodian or the Depositor under this Custodian Agreement shall be delivered as specified in Appendix B of the Servicing Agreement.

12. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Depositor, the Issuing Entity, the Custodian and their respective successors and assigns, including the Issuing Entity.

13. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.

14. Assignment. Notwithstanding anything to the contrary contained in this Custodian Agreement other than Section 19 of this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Depositor or any Persons to whom the Depositor has assigned its rights hereunder, as applicable.

15. Headings. The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16. Counterparts. This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

17. No Third-Party Beneficiaries. This Custodian Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and, to the extent expressly provided herein, the Interested Parties, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Custodian Agreement, no other Person shall have any right or obligation hereunder.

18. Merger and Integration. Except as specifically stated otherwise herein, this Custodian Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Custodian Agreement. This Custodian Agreement may not be modified, amended, waived or supplemented except as provided herein.

19. Merger, Consolidation or Assumption of the Obligations of the Custodian. Any corporation, limited liability company or other entity (i) into which the Custodian may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Custodian shall be a party, (iii) succeeding to the business of the Custodian, or (iv) 25% or more of the voting stock (or if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Custodian under this Custodian Agreement and the other Basic Documents, shall be the successor to the Custodian under this Custodian Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Custodian Agreement, anything in this Custodian Agreement to the contrary notwithstanding. The Custodian shall provide notice of any merger, consolidation or succession pursuant to this Section 19 to the Rating Agencies.

20. Compliance with the FDIC Rule. The Custodian agrees to (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) facilitate compliance with Article XII of the Indenture by the Ally Parties.

*     *     *     *     *

IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

ALLY FINANCIAL INC., as Custodian

By:	/s/ M. T. St. Charles
Name: M. T. St. Charles
Title: Assistant Treasurer

ALLY AUTO ASSETS LLC, as Depositor

By:	/s/ R. C. Farris
Name: R. C. Farris
Title: President

EXHIBIT A

LIST OF BRANCH OFFICES

[On file.]

Ex. A